Exhibit 32.1
SECTION 906 CERTIFICATION
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. § 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Embark Technology, Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:
(1)    the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Alex Rodrigues
Alex Rodrigues
Date: August 12, 2022		Chief Executive Officer (Principal Executive Officer)

/s/ Richard Hawwa
Richard Hawwa
Date: August 12, 2022		Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)